UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2019

Alliance BioEnergy Plus, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54942	45-4944960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 North Congress Avenue, Suite 280, West Palm Beach, FL	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 607-3555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.03	Bankruptcy or Receivership

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 1.03 Bankruptcy or Receivership

On September 17, 2019, the United States Bankruptcy Court for the Southern District of Florida (Case No. 18-23071-EPK) issued an Order Confirming Debtor’s Chapter 11 Plan of Reorganization and approved the implementation of the Plan by the Company. The Plan permits the Company to emerge from Chapter 11 in accordance with the provisions of the Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Order Confirming Debtor’s Chapter 11 Plan of Reorganization dated as of September 17, 2019.

99.2	Press Release dated September 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance BioEnergy Plus, Inc.

By:	/s/ Benjamin Slager
Name:	Benjamin Slager
Title:	President

Dated: September 18, 2019